UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2011

WESTERN REFINING, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32721 (Commission File Number)	20-3472415 (IRS Employer Identification Number)

123 West Mills Avenue, Suite 200 El Paso, Texas 79901 (Address of principal executive offices)

(915) 534-1400 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                       Entry into a Material Definitive Agreement

On November 30, 2011, Western Refining, Inc. (the “Company”) entered into agreements with Plains Marketing, L.P. and Plains Pipeline, L.P., both subsidiaries of Plains All American Pipeline, L.P., for the divestiture of its Yorktown, Virginia facilities and an underutilized segment of its crude oil pipeline in southeast New Mexico for $220 million.  Under the asset purchase agreements, Western will sell substantially all of its Yorktown assets, including both the terminal and idled refinery, in addition to an 82 mile segment of a 424 mile crude oil pipeline in New Mexico to Plains.  Western will retain its East Coast wholesale business and continue to market products in the Mid-Atlantic region.  The sale of the Yorktown assets and the New Mexico pipeline segment are contingent upon concurrent closings, both of which are subject to regulatory approvals and other customary conditions.  The transactions are expected to close in the fourth quarter of 2011.  Western expects to record a non-cash loss on disposition of these assets of $440 to $460 million in the fourth quarter.  On December 1, 2011, the Company issued a press release announcing these agreements.

The above description of the agreements does not purport to be a complete statement of the parties’ rights and obligations under the agreements. The press release and the agreements with Plains Marketing, L.P. and Plains Pipeline, L.P. are filed as Exhibits 10.1 and 10.2, respectively, to this Form 8-K. The description of the material terms of the agreements is qualified in its entirety by reference to such exhibits.

Item 9.01                       Financial Statements and Other Exhibits.

(d)         Exhibits

Exhibit No.	Description

10.1	Asset Purchase Agreement between Western Refining Yorktown, Inc. and Western Refining Yorktown Holding Company, Sellers, and Plains Marketing, L.P., Buyer, dated November 30, 2011.

10.2	Asset Purchase Agreement between Western Refining Pipeline Company, Seller, and Plains Pipeline, L.P., Buyer, dated November 30, 2011.

99.1	Press Release dated December 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING, INC.

By:	/s/ Gary R. Dalke
Name: Gary R. Dalke
Title: Chief Financial Officer

Dated: December 2, 2011

EXHIBIT INDEX

Exhibit No.	Description

10.1	Asset Purchase Agreement between Western Refining Yorktown, Inc. and Western Refining Yorktown Holding Company, Sellers, and Plains Marketing, L.P., Buyer, dated November 30, 2011.

10.2	Asset Purchase Agreement between Western Refining Pipeline Company, Seller, and Plains Pipeline, L.P., Buyer, dated November 30, 2011.

99.1	Press Release dated December 1, 2011.